SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     February 22, 2000 (February 21, 2000)


                             HEALTH & LEISURE, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-15807                31-1190725
(State or other jurisdiction        Commission             (IRS Employer
 of incorporation)                  File Number)         Identification No.)

203 East Broad Street, Columbus, Ohio                              43215
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (614) 228-2225


                                    No Change
          (Former name or former address, if changed since last report)

Item 4   Changes in Registrant's Certifying Accountant.

     (a) On February 17, 2000, the Registrant filed a current report on Form 8-K in response to a letter dated February 10, 2000 from its independent accountants, Harmon & Company, CPA, Inc. ("Harmon & Company"), informing the Registrant that it had discontinued its business and therefore was resigning as the Registrant's independent accountants for the fiscal year ended December 31, 1999. At the time of filing, a letter from Harmon & Company addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K was not available. On February 21, 2000, Harmon & Company provided the Registrant with this letter, stating that it agrees with the statements made by the Registrant in its current report on Form 8-K in response to Item 304(a) of Regulation S-K.


Item 7   Financial Statements and Exhibits

     (c) The following documents related to the resignation of the Registrant's independent accountants are being filed as an exhibit to this amended Form 8-K:

Exhibit
No.            Description of Exhibit

16 Letter dated February 21, 2000 from Harmon & Company to the Securities and Exchange Commission expressing agreement with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTH & LEISURE, INC.



Date:  February 22, 2000                    By: /s/  Robert M. Feldman

                                            Robert M. Feldman
                                            President and Director

                                  EXHIBIT INDEX



Exhibit
No.               Description of Exhibit

16 Letter dated February 21, 2000 from Harmon & Company to the Securities and Exchange Commission expressing agreement with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.

                                                                     Exhibit 16


                           Harmon & Company, CPA, Inc.
                           6089 Frantz Road, Suite 103
                               Dublin, Ohio 43017
                                 (614) 792-9833



                                February 21, 2000

VIA EDGAR SUBMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Attention: Filing Desk
Stop 1-4
Washington, D.C. 20549-1004

         Subject: Health & Leisure, Inc. (Commission File No. 0-15807)

Ladies and Gentlemen:

     We have read the current report on Form 8-K dated February 17, 2000, of Health & Leisure, Inc. and agree with the statements made therein in response to
Item 304(a) of Regulation S-K.

                                                     Very truly yours,

                                                     HARMON & COMPANY, CPA, INC.

                                                     /s/ Nicola R. Harmon

                                                     Nicola R. Harmon, CPA
                                                     President



cc: Robert M. Feldman
    Robert K. Rupp, Esq.